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[GOLDEN BEAR LOGO]
                                              June 15, 1998

Family Golf Centers, Inc.
538 Broadhollow Road
Melville, New York  11747

Golden Bear International, Inc.
11780 U.S. Highway #1, Suite 400
North Palm Beach, Florida  33408

        Re:   Independent Marketing Agreement
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Gentlemen:

     This letter will set forth the agreements and understandings between Golden Bear Golf, Inc. ("GB Golf"), Golden Bear International, Inc. ("GBI") and Family Golf Centers, Inc. ("FGC") regarding the certain strategic marketing efforts to be conducted by the parties in connection with the pending sale by GB Golf to FGC of the capital stock of [Name of Newco], f/k/a Golden Bear Golf Centers, Inc. ("Old GBGC") and the grant of that certain "Sublicense Agreement" of even date herewith by Golden Bear Golf Centers, Inc., f/k/a [Name of Newco] to Old GBGC and Orient Associates International, Inc. ("OAI"). Pursuant to the Stock Purchase Agreement dated June 12, 1998, between GB Golf and FGC, the parties hereby agree as follows, commencing upon closing of the purchase of Old GBGC by FGC:

     1. GB Golf shall have the right to market sponsorships for the golf teaching and practice facilities operated by FGC and its affiliates as an independent representative to existing endorsement and licensing customers of GB Golf, GBI and their affiliates, including Jack Nicklaus, and to such other business or personal contacts of GB Golf, GBI and their affiliates as may be identified to FGC and approved in writing, which approval will not be unreasonably withheld (collectively, the "GB Golf Prospects"). GB Golf will introduce FGC's designated representatives to appropriate representatives of the GB Golf Prospects, and will provide such reasonable sales support as may be requested from time to time by FGC to develop, introduce and follow-up on sponsorship proposals for such persons. GB Golf shall not have authority to bind or commit FGC or any of its affiliates to any sponsorship agreement, but shall participate with FGC's personnel in the review and negotiation of any such agreement if requested by FGC. In the event that FGC and/or any of its affiliates enters into any sponsorship agreement for a golf facility with a GB Golf Prospect under this Section, FGC agrees to pay GB Golf a commission equal to thirty-five percent (35%) of the total sponsorship revenues generated from such agreement during its base term and any renewal options granted under such agreement. Such commissions shall be reported and paid to GB Golf as and when the corresponding sponsorship revenues are received by FGC or its affiliates.

     2. FGC shall have the right to offer and sell stand-alone retail golf school packages offered to the general public by GB Golf's Nicklaus/Flick Golf School division (the "School") to

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Family Golf Centers, Inc.
Golden Bear International, Inc.
June 15, 1998
page 2

customers of golf facilities operated by FGC and its affiliates (the "FGC Customers"), including those facilities operated under the Sublicense and under the Family Golf Centers(R) trademarks. The operators of such facilities will act as independent sales representatives, and GB Golf will provide them with reasonable supplies of advertising and promotional materials for use in selling the School to FGC Customers, and the School will also provide coded applications and/or telephone fulfillment codes to be used by such operators so that the School can track bookings received from FGC Customers. GB Golf agrees to pay FGC a commission in the amount of ten percent (10%) of the revenues generated from retail golf school programs sold to the FGC Customers, which commissions shall be reported and paid to FGC monthly based upon the School's receipts during the prior month.

     3. FGC shall have the right to market golf course design services of GBI's Nicklaus Design division as an independent representative to existing corporate sponsors of FGC and its affiliates, and to such other business or personal contacts of FGC, Dominic Chang and their affiliates as may be identified to GBI and approved in writing, which approval will not be unreasonably withheld (collectively, the "FGC Prospects"). FGC will introduce GBI's designated representatives to appropriate representatives of the FGC Prospects, and will provide such reasonable sales support as may be requested from time to time by Nicklaus Design to develop, introduce and follow-up on golf course design proposals for such persons. FGC shall not have authority to bind or commit GBI or any of its affiliates to any golf course design agreement, but shall participate with Nicklaus Design's personnel in the review and negotiation of any such agreement if requested by GBI. In the event that GBI and/or any of its affiliates enters into any agreement to design a golf course facility with an FGC Prospect under this Section, GBI agrees to pay FGC a commission equal to five percent (5%) of the total design fees generated from such agreement. Such commissions shall be reported and paid to FGC as and when the corresponding design fees are received by GBI or its affiliates.

     4. In order to facilitate the marketing efforts of the parties under Sections 1 and 3, above, GB Golf, GBI and FGC agree to prepare, exchange and review lists of the GB Golf Prospects and FGC Prospects as soon as practicable after the effective date of this Agreement, and prior to the time any such prospects are contacted by the respective parties. GB Golf shall be responsible for notifying FGC in writing of additional GB Golf Prospects which GB Golf wishes to pursue under Section 1 and securing FGC's approval of such prospects prior to contacting them to market sponsorships. FGC shall be responsible for notifying GBI in writing of additional FGC Prospects which FGC wishes to pursue under Section 2 and securing GBI's approval of such prospects prior to contacting them to market golf course design services.

     5. In support of their marketing activities under this Agreement, FGC and GB Golf agree that they will jointly own all customer and prospect names generated from the operation of those golf facilities operated as Golden Bear Golf Centers(R) under the Sublicense by FGC's affiliates, including Old GBGC and OAI. FGC and GB Golf agree that both of them may utilize such names for their respective marketing activities, including joint marketing activities with sponsors, major customers, licensees and strategic marketing partners, upon payment of reasonable out of pocket duplication costs and the costs of any sorting required in connection

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Family Golf Centers, Inc.
Golden Bear International, Inc.
June 15, 1998
Page 3

with such use. GB Golf and FGC will share equally in any revenues derived from list rentals or similar payments received from unaffiliated third parties for use of names or other information maintained on customers of the Golden Bear Golf Centers(R).

     6. The initial term of this Agreement shall commence at the closing of FGC's purchase of Old GBGC and shall continue until the expiration or earlier termination of the Sublicense Agreement. After expiration of the initial term, any party may terminate the rights of the other parties to engage in any authorized marketing activities on such party's behalf on sixty (60) days' prior written notice, provided that no such termination shall (i) terminate any of the marketing relationships of the other parties under this Agreement, or
(ii) terminate the right of any party to earn commissions with respect to authorized transactions in process as of the date notice of such termination is received. Upon termination of all remaining marketing activities by the parties under this Agreement, this Agreement shall thereafter terminate and be of no further force and effect. In the event the Stock Purchase Agreement is terminated prior to the closing of FGC's acquisition of Old GBGC, this Agreement will be null and void, and none of the parties will be authorized or obligated to perform any of the marketing activities described hereunder or to make any payments with respect thereto.

     7. Each party will act as an independent contractor hereunder, and no party shall have the right to bind another party to any matter, cause or thing without the prior written consent of the party to be charged. Each party shall be responsible for payment of its own overhead, expenses and taxes in connection with any marketing activities undertaken by such party under this Agreement, and each party shall be responsible for directing its respective employees and agents and for selecting the manner, methods and means selected to accomplish the purposes of this Agreement.

     If the foregoing accurately sets forth the terms of our Agreement, please sign the counterparts of this letter to indicate your acceptance of the above terms, subject to completion of the contemplated acquisition by FGC, and retain one of the signed counterparts for your files.

                                                Very truly yours,



ACCEPTED AND AGREED TO:                         Thomas P. Hislop

GOLDEN BEAR INTERNATIONAL, INC.                 FAMILY GOLF CENTERS, INC.



By:                                        By:
   ----------------------------------         --------------------------------
     Name:                                      Name:
     Title:                                     Title:
     Its Authorized Officer                     Its Authorized Officer